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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 2, 2003

Duane Reade Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	001-13843 (Commission File Number)	04-3164702 (IRS Employer Identification No.)
440 Ninth Avenue New York, New York 10001 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (212) 273-5700

(Former name or former address, if changed since last report)

Item 5. Other Events

        Duane Reade Inc. issued the press release attached hereto on July 2, 2003. The first sentence of the first paragraph is filed and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  a)
  Financial Statements. Not Applicable

  b)
  Pro Forma Financial Information. Not Applicable

  c)
  Exhibits

        The following materials are attached as exhibits to this Current Report on Form 8-K

Exhibit Number	Description
99.1	Press Release dated July 2, 2003

Item 9. Regulation FD Disclosure

        The following information, which consists of the remainder of the press release appearing as Exhibit 99.1 not filed and incorporated herein by reference under Item 5, is furnished pursuant to Item 9, "Regulation FD Disclosure."

        The second sentence of the first paragraph and paragraphs two through four are not filed but are furnished pursuant to Regulation FD.

        The attached Exhibit 99.1 is also furnished in its entirety pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUANE READE INC.
By:	/s/ JOHN K. HENRY John K. Henry Senior Vice President and Chief Financial Officer

Date    July 2, 2003

*Print name and title of the signing officer under his signature.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure